UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2020 (December 13, 2020)

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.400% Cum Pref Share, Series B, $0.01 par value	PSAPrB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.125% Cum Pref Share, Series C, $0.01 par value	PSAPrC	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.950% Cum Pref Share, Series D, $0.01 par value	PSAPrD	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.900% Cum Pref Share, Series E, $0.01 par value	PSAPrE	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2020, Public Storage (the “Company”) announced that each of Uri P. Harkham, B. Wayne Hughes, Jr., and Daniel C. Staton will retire from the Board of Trustees (the “Board”) of the Company, effective December 31, 2020. The retirements were not due to any disagreements relating to matters concerning the Company’s operations, policies or practices.

Also on December 13, 2020, the Board appointed three new independent trustees, Shankh Mitra, David Neithercut, and Paul Williams (the “Appointees”), to the Board to fill the vacancies created by the departures of Mr. Harkham, Mr. Hughes, and Mr. Staton, effective January 1, 2021. The Board has affirmatively determined that each of Mr. Mitra, Mr. Neithercut and Mr. Williams is “independent” under the rules of the New York Stock Exchange and the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board anticipates naming the Appointees to serve on one or more committees of the Board, but at the time of filing of this Current Report on Form 8-K, the Board has not determined the committee(s) to which the Appointees will be named.

Mr. Mitra, has served in various leadership roles at Welltower Inc. since 2020, including as Chief Executive Office and Chief Investment Officer. He also serves on Welltower Inc’s Board of Directors.

Mr. Neithercut, has served in various executive roles at Equity Residential from 1995 to 2018, including as Chief Executive Officer and President. He serves on the MBA Real Estate Program Advisory Board at Columbia University and as a trustee of Americold Realty Trust.

Mr. Williams is the retired Vice President, Chief Legal Officer and Corporate Secretary of Cardinal Health, Inc. and, from 2005 to 2019, served as Managing Director of Major, Lindsey & Africa, LLC. Mr. Williams has served as a member of the board of directors of Compass Minerals International, Inc. since 2009 and has served on the board of directors of several funds in the American Funds mutual fund family (part of Capital Group) since early 2020.

The Appointees will receive compensation consistent with that received by the Company’s other non-employee trustees. A description of the compensatory arrangements for non-employee trustees will be included in the Company’s proxy statement on Schedule 14A for its 2021 annual meeting of shareholders, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the Company’s 2020 annual meeting of shareholders.

In connection with this appointment, the Company will enter into an indemnification agreement (the “Indemnification Agreement”) with the Appointees similar to the indemnification agreement entered into with all other members of the Board, the form of which is filed as Exhibit 10.19 to the Company’s Form 10-K for the year ended December 31, 2016.

There are no arrangements or understandings between the Appointees and any other person pursuant to which any Appointee was appointed as a trustee. There are no transactions in which the Appointees have or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Item 8.01	Other Events

On December 13, 2020, the Company issued a press release announcing the appointment of the Appointees to the Board. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements which may be identified by the use of the words “expects,” “believes,” “anticipates,” “should,” “estimates” and similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, those described in Part 1, Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2020 and in our other filings with the SEC including: general risks associated with the ownership and operation of real estate, including changes in demand, risk related to development, expansion and acquisition of self-storage facilities, potential liability for environmental contamination, natural disasters and adverse changes in laws and regulations governing property tax, real estate and zoning; risks associated with downturns in the national and local economies in the markets in which we operate, including risks related to current economic conditions and the economic health of our customers; risks associated with the COVID Pandemic or similar events, including but not limited to illness or death of our employees or customers, negative impacts to the economic environment and to self-storage customers which could reduce the demand for self-storage or reduce our ability to collect rent, and/or potential regulatory actions to (i) close our facilities if we were determined not to be an “essential business” or for other reasons, (ii) limit our ability to increase rent or otherwise limit the rent we can charge or (iii) limit our ability to collect rent or evict delinquent tenants; risk that even after the initial restrictions due to the COVID Pandemic ease, they could be reinstituted in case of future waves of infection or if additional pandemics occur; risk that we could experience a change in the move-out patterns of our long-term customers due to economic uncertainty and the significant increase in unemployment in the last 30 days. This could lead to lower occupancies and rent “roll down” as long-term customers are replaced with new customers at lower rates. We observed such a trend during the recessionary circumstances of 2009; however, to date we have not seen any material change in the move-out patterns of long-term customers; risk of negative impacts on the cost and availability of debt and equity capital as a result of the COVID Pandemic, which could have a material impact upon our capital and growth plans; the impact of competition from new and existing self-storage and commercial facilities and other storage alternatives; the risk that our existing self-storage facilities may be at a disadvantage in competing with newly developed facilities with more visual and customer appeal; risk related to increased reliance on Google as a customer acquisition channel; difficulties in our ability to successfully evaluate, finance, integrate into our existing operations and manage properties that we acquire directly or through the acquisition of entities that own and operate self-storage facilities; risks associated with international operations including, but not limited to, unfavorable foreign currency rate fluctuations, changes in tax laws and local and global economic uncertainty that could adversely affect our earnings and cash flows; risks related to our participation in joint ventures; the impact of the legal and regulatory environment, as well as national, state and local laws and regulations including, without limitation, those governing environmental issues, taxes, our tenant reinsurance business, and labor, including risks related to the impact of new laws and regulations; risks of increased tax expense associated either with a possible failure by us to qualify as a REIT, or with challenges to the determination of taxable income for our taxable REIT subsidiaries; risks due to a November 2020 California ballot initiative (or other equivalent actions) that could remove the protections of Proposition 13 with respect to our real estate and result in substantial increases in our assessed values and property tax bills in California; changes in United States federal or state tax laws related to the taxation of REITs and other corporations; security breaches or a failure of our networks, systems or technology could adversely impact our operations or our business, customer and employee relationships or result in fraudulent payments; risks associated with the self-insurance of certain business risks, including property and casualty insurance, employee health insurance and workers compensation liabilities; difficulties in raising capital at a reasonable cost; delays and cost overruns on our projects to develop new facilities or expand our existing facilities; ongoing litigation and other legal and regulatory actions which may divert management’s time and attention, require us to pay damages and expenses or restrict the operation of our business; and economic uncertainty due to the impact of war or terrorism. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. All of our forward-looking statements, including those in this Current Report on Form 8-K, are qualified in their entirety by this statement. We expressly disclaim any obligation to update publicly or otherwise revise any forward-looking statements, whether because of new information, new estimates, or other factors, events or circumstances after the date of these forward looking statements, except when expressly required by law. Given these risks and uncertainties, you should not rely on any forward-looking statements in this Current Report on Form 8-K, or which management may make orally or in writing from time to time, neither as predictions of future events nor guarantees of future performance.

Additional Information

In connection with Public Storage’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”), Public Storage intends to file a proxy statement and associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2021 Annual Meeting of Shareholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, when it becomes available, free of charge by visiting the SEC’s website, www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents from the Company’s website at www.publicstorage.com.

Certain Information Regarding Participants

Public Storage, its trustees, trustee nominees and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of the Company’s trustees and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 25, 2020, and the Company’s definitive proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on March 12, 2020. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2019 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Financial Statements and Exhibits

99.1	Press Release dated December 13, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathan A. Vitan
Date: December 14, 2020		Nathaniel A. Vitan Senior Vice President, Chief Legal Officer & Corporate Secretary

Exhibit 99.1

News Release

Public Storage

701 Western Avenue

Glendale, CA 91201-2349

PublicStorage.com

For release:	Immediately
Date:	December 13, 2020
Contact:	Ryan Burke
(818) 244-8080, Ext. 1141

Public Storage Appoints Three New Independent Trustees

Shankh Mitra, David Neithercut, and Paul Williams Bring Significant Financial, Real Estate Investing, and Corporate Governance Expertise and Leadership Experience

GLENDALE, California—Public Storage (NYSE:PSA) announced today the appointment of three new members to its Board of Trustees, effective January 1, 2021, including:

•	Shankh Mitra, Chief Executive Officer, Chief Investment Officer and director of Welltower Inc.

•	David Neithercut, former President and Chief Executive Officer and current Board member of Equity Residential.

•	Paul Williams, President of the National Association of Corporate Directors (NACD) Chicago Chapter.

The Company also announced that three current Trustees, Uri P. Harkham, B. Wayne Hughes, Jr., and Daniel C. Staton, have decided to retire from the Board effective December 31, 2020. Following these changes, the Board will have appointed five independent Trustees within the last 18 months.

“We are pleased to welcome Shankh, David, and Paul to the Board,” said Ronald L. Havner, Jr., Chairman of the Board of Public Storage. “With deep real estate investing experience, corporate governance expertise, and proven track records as public company leaders and board members, they will bring valuable perspectives and skillsets that complement those of our current Trustees. Further, these highly-qualified new Trustees bring diverse backgrounds and experiences, and they have a demonstrated focus on sustainable value-creation, which will support the Board’s and management’s strategy to promote the long-term resilience of our business and enhance shareholder value. I would like to thank our Nominating/Corporate Governance Committee for its continued work and diligence, and I am confident these new Trustees are the right additions to our Board. I would also like to thank Uri, Wayne, and Dan for their years of service as Trustees of Public Storage. Over the past two decades, these retiring Trustees have helped shepherd Public Storage to truly extraordinary growth while maintaining financial discipline and an incredibly strong balance sheet. We wish them all the best in their future endeavors.”

“The Public Storage Board continuously reviews our Board composition to ensure that we are aligned with the interests of our stakeholders, and today’s announcement follows engagement and input from our shareholders,” added Mr. Havner. “With the addition of Shankh, David, and Paul, the Company has added five independent trustees in the past 18 months. We will continue to take actions that we believe will enable the successful execution of our strategy to deliver long-term value for our shareholders, customers, and employees.”

“The Board and management team remain focused on our key strategic initiatives, enabling us to build on our strong foundation and drive innovation across our platform,” said Joe Russell, President and Chief Executive Officer of Public Storage. “I look forward to working with Shankh, David, Paul and the entire Board to achieve these objectives as we continue to create long-term value for Public Storage shareholders.”

New Independent Trustees

Shankh Mitra

Mr. Mitra said, “Public Storage has built a nationally recognized brand and unmatched scale in the self-storage industry. In today’s environment, innovation and efficiency are more important than ever, and I strongly believe Public Storage is well-positioned to leverage these competitive advantages to capture the opportunities ahead. I look forward to bringing my expertise to the Board to help advance Public Storage’s strategic initiatives and drive value for its shareholders, employees and loyal customers.”

Mr. Mitra is the Chief Executive Officer and Chief Investment Officer of Welltower Inc., and serves on the Company’s Board of Directors. Since joining Welltower in 2016, he has also served as Senior Vice President, Finance, Senior Vice President, Investments, Executive Vice President, Vice Chairman, and Chief Operating Officer before assuming his current role. Prior to joining Welltower, Mr. Mitra was a Portfolio Manager, Real Estate Securities, at Millennium Management, where he managed an accomplished team of investment professionals responsible for bottom-up underwriting of commercial real estate companies and portfolios, security selection, quantitative portfolio and risk management. He also held Senior Analyst positions at Citadel Investment Group and Fidelity Investments after beginning his career at PricewaterhouseCoopers. Mr. Mitra received an M.B.A. from Columbia Business School specializing in Applied Value Investing and a bachelor’s degree in Engineering from Jadavpur University.

David Neithercut

Mr. Neithercut said, “I have long respected Public Storage’s leadership in both the self-storage sector and real estate generally. As a veteran of the REIT space, I recognize the strength of Public Storage’s business and financial foundation, as well as the talent of the management team and Board. I am excited to work alongside my fellow Trustees to further the Company’s focus on long-term resilience and execute on its strategic growth initiatives.”

Mr. Neithercut served as Chief Executive Officer of Equity Residential from January 2006 until his retirement in December 2018 and President of the Company from May 2005 to September 2018. He was Executive Vice President—Corporate Strategy of the Company from January 2004 to May 2005, and Executive Vice President and Chief Financial Officer of the Company from February 1995 to August 2004. Prior to joining Equity Residential, Mr. Neithercut served as Senior Vice President of Finance for Equity Group Investments. He serves on the MBA Real Estate Program Advisory Board at Columbia University and as a trustee of Americold Realty Trust (NYSE:COLD). Mr. Neithercut is a former Chairman and member of the Advisory Board of Governors of the National Association of Real Estate Investment Trusts (Nareit) and formerly served on the Policy Advisory Board of the Joint Center for Housing Studies at Harvard University. Mr. Neithercut received an M.B.A. from the Columbia University Graduate School of Business.

Paul Williams

Mr. Williams said, “It is a privilege to be appointed to Public Storage’s Board of Trustees, and I’m excited by the opportunity to build on the Company’s long history of success. In addition to a strong brand and deep customer loyalty, Public Storage has a demonstrated commitment to empowering its employees and creating a diverse and inclusive workplace. Today’s appointments underscore the Company’s commitment to continually enhancing its corporate governance, and I’m honored to contribute my skills and experience to furthering Public Storage’s winning culture as a driver of value creation.”

Mr. Williams is a seasoned public and private company director with extensive corporate governance expertise and currently serves as President of the National Association of Corporate Directors (NACD) Chicago Chapter. He is the retired Vice President, Chief Legal Officer and Corporate Secretary of Cardinal Health, Inc. and served as Managing Director of Allegis Partners and as a Partner and Managing Director of Major, Lindsey & Africa, LLC, an executive recruiting firm, from 2005 until his retirement in 2018. Mr. Williams has served as a member of the board of directors of Compass Minerals International, Inc. (NYSE: CMP) since 2009 and has served on the board of directors of several funds in the American Funds mutual fund family (part of Capital Group) since early 2020. Mr. Williams previously served on the boards of directors of State Auto Financial Corporation, Bob Evans Farms, Inc., and Essendant, Inc. (f/k/a United Stationers Inc.). Mr. Williams is a member of the Economic Club of Chicago. Mr. Williams received an undergraduate degree, cum laude, from Harvard University and a J.D. from Yale Law School.

Other Matters

Public Storage and Elliott Associates, L.P. (“Elliott”) have had constructive discussions in recent weeks. In connection with those discussions, Elliott confidentially submitted, before the nomination deadline of December 12, 2020, the names of six nominees for election to the Public Storage Board of Trustees.

Company Information

Public Storage, a member of the S&P 500 and FT Global 500, is a REIT that primarily acquires, develops, owns and operates self-storage facilities. At September 30, 2020, we had: (i) interests in 2,504 self-storage facilities located in 38 states with approximately 171 million net rentable square feet in the United States, (ii) an approximate 35% common equity interest in Shurgard Self Storage SA (Euronext Brussels:SHUR) which owned 239 self-storage facilities located in seven Western European nations with approximately 13 million net rentable square feet operated under the “Shurgard” brand and (iii) an approximate 42% common equity interest in PS Business Parks, Inc. (NYSE:PSB) which owned and operated approximately 28 million rentable square feet of commercial space at September 30, 2020. Our headquarters are located in Glendale, California.

Additional information about Public Storage is available on the Company’s website at www.PublicStorage.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release, other than statements of historical fact, are forward-looking statements which may be identified by the use of the words “expects,” “believes,” “anticipates,” “should,” “estimates” and similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, those described in Part 1, Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2020 and in our other filings with the SEC including: general risks associated with the ownership and operation of real estate, including changes in demand, risk related to development, expansion and acquisition of self-storage facilities, potential liability for environmental contamination, natural disasters and adverse changes in laws and regulations governing property tax, real estate and zoning; risks associated with downturns in the national and local economies in the markets in which we operate, including risks related to current economic conditions and the economic health of our customers; risks associated with the COVID Pandemic or similar events, including but not limited to illness or death of our employees or customers, negative impacts to the economic environment and to self-storage customers which could reduce the demand for self-storage or reduce our ability to collect rent, and/or potential regulatory actions to (i) close our facilities if we were determined not to be an “essential business” or for other reasons, (ii) limit our ability to increase rent or otherwise limit the rent we can charge or (iii) limit our ability to collect rent or evict delinquent tenants; risk that even after the initial restrictions due to the COVID Pandemic ease, they could be reinstituted in case of future waves of infection or if additional pandemics occur; risk that we could experience a change in the move-out patterns of our long-term customers due to economic uncertainty and the significant increase in unemployment in the last 30 days. This could lead to lower occupancies and rent “roll down” as long-term customers are replaced with new customers at lower rates. We observed such a trend during the recessionary circumstances of 2009; however, to date we have not seen any material change in the move-out patterns of long-term customers; risk of negative impacts on the cost and availability of debt and equity capital as a result of the COVID Pandemic, which could have a material impact upon our capital and growth plans; the impact of competition from new and existing self-storage and commercial facilities and other storage alternatives; the risk that our existing self-storage facilities may be at a disadvantage in competing with newly developed facilities with more visual and customer appeal; risk related to increased reliance on Google as a customer acquisition channel; difficulties in our ability to successfully evaluate, finance, integrate into our existing operations and manage properties that we acquire directly or through the acquisition of entities that own and operate self-storage facilities; risks associated with international operations including, but not limited to, unfavorable foreign currency rate fluctuations, changes in tax laws and local and global economic uncertainty that could adversely affect our earnings and cash flows; risks related to our participation in joint ventures; the impact of the legal and regulatory environment, as well as national, state and local laws and regulations including, without limitation, those governing environmental issues, taxes, our tenant reinsurance business, and labor, including risks related to the impact of new laws and regulations; risks of increased tax expense associated either with a possible failure by us to qualify as a REIT, or with challenges to the determination of taxable income for our taxable REIT subsidiaries; risks due to a November 2020 California ballot initiative (or other equivalent actions) that could remove the protections of Proposition 13 with respect to our real estate and result in substantial increases in our assessed values and property tax bills in California; changes in United States federal or state tax laws related to the taxation of REITs and other corporations; security breaches or a failure of our networks, systems or technology could adversely impact our operations or our business, customer and employee relationships or result in fraudulent payments; risks associated with the self-insurance of certain business risks, including property and casualty insurance, employee health insurance and workers compensation liabilities; difficulties in raising capital at a reasonable cost; delays and cost overruns on our projects to develop new facilities or expand our existing facilities; ongoing litigation and other legal and regulatory actions which may divert management’s time and attention, require us to pay damages and expenses or restrict the operation of our business; and economic uncertainty due to the impact of war or terrorism. These forward-looking statements speak only as of the date of this press release. All of our forward-looking statements, including those in this press release, are qualified in their entirety by this statement. We expressly disclaim any obligation to update publicly or otherwise revise any forward-looking statements, whether because of new information, new estimates, or other factors, events or circumstances after the date of these forward looking statements, except when expressly required by law. Given these risks and uncertainties, you should not rely on any forward-looking statements in this press release, or which management may make orally or in writing from time to time, neither as predictions of future events nor guarantees of future performance.

Additional Information

In connection with Public Storage’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”), Public Storage intends to file a proxy statement and associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2021 Annual Meeting of Shareholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, when it becomes available, free of charge by visiting the SEC’s website, www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents from the Company’s website at www.PublicStorage.com.

Certain Information Regarding Participants

Public Storage, its trustees, trustee nominees and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of the Company’s trustees and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 25, 2020, and the Company’s definitive proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on March 12, 2020. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2019 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

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